RMB FUNDS

RMB Fund
RMB Mendon Financial Services Fund
RMB International Fund
RMB Japan Fund
RMB Small Cap Fund
RMB SMID Cap Fund

series of RMB Investors Trust (the “Trust”)
(each, a “Fund” and collectively, the “Funds”)

Supplement Dated November 20, 2023 to the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2023

Notification of Anticipated Adviser Merger
RMB Capital Management, LLC, the Funds’ investment adviser (“RMB” or the “Adviser”), is a wholly-owned subsidiary of RMB Capital Holdings LLC. Pursuant to a merger agreement among RMB Capital Holdings LLC, RMB, Curi Wealth Management, LLC (“Curi Wealth Management”), and Curi Capital, LLC, Curi Wealth Management, a registered investment adviser with approximately $1.6 billion in assets under advisement, will merge with and into RMB, and RMB will be the surviving company under the name “Curi RMB, LLC.” Subject to the conditions set forth in the agreement, RMB currently anticipates that the merger transaction will close in late December 2023. Following the transaction, Curi Capital will own a majority interest in the surviving entity, and RMB Capital Holdings, in which RMB’s partners own equity, will hold a minority stake. The merger transaction is not expected to result in any material change in the day-to-day management of the Funds.
The Funds’ Investment Advisory Agreement and Sub-Advisory Agreement
The closing of the merger transaction is anticipated to result in a change of control of RMB. Consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”) and the terms of (i) the investment advisory agreement between RMB and the Trust, on behalf of the Funds (the “Advisory Agreement”), and (ii) the sub-advisory agreement between RMB and Mendon Capital Advisors Corp. (the “Sub-Adviser”) with respect to the RMB Mendon Financial Services Fund (the “Sub-Advisory Agreement”), the change of control of RMB would constitute an assignment of the Advisory Agreement and the Sub-Advisory Agreement resulting in the automatic termination of those agreements. There can be no assurance that the closing conditions will be satisfied and that the merger transaction will be consummated.
In anticipation of the merger transaction and the resulting termination of the Advisory Agreement and Sub-Advisory Agreement, the Board of Trustees of the Trust (the “Board”) will be asked to approve an interim advisory agreement and sub-advisory agreement, each with substantially the same terms and conditions as its corresponding Advisory Agreement and Sub-Advisory Agreement, respectively, in order to allow the Adviser and Sub-Adviser to continue managing the Funds. In accordance with Rule 15a-4 under the 1940 Act, the interim agreements will provide for, among other matters: a duration no greater than 150 days following the termination of the corresponding Advisory Agreement and Sub-Advisory Agreement; the same compensation as the corresponding Advisory Agreement and Sub-Advisory Agreement; termination of an interim agreement at any time with respect to a Fund by the Board or a majority of the Fund’s outstanding voting securities, without the payment of any penalty, on not more than 10 calendar days’ written notice to the Adviser or Sub-Adviser, as applicable; and that the compensation earned under the interim agreements will be held in an interest-bearing escrow account with the Funds’ custodian or a bank, pending approval of the new advisory agreement and sub-advisory agreement by the Funds’ shareholders at a special shareholder meeting discussed below. Approval of the interim agreements by Fund shareholders is not required and will not be sought.

Special Meeting of Fund Shareholders
The Board will also be asked to approve a new advisory agreement and sub-advisory agreement with respect to the Funds and call a special meeting of the Funds’ shareholders at which shareholders will also be asked to approve the new advisory agreement and sub-advisory agreement. The special shareholder meeting will be held within 150 days following the closing of the merger transaction, as the interim advisory agreement and sub-advisory agreement will terminate after 150 days. Additional information regarding the special shareholder meeting will be provided at a later date.

RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, Illinois 60603 Please retain this supplement with your Prospectus and SAI for future reference.

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